Exhibit 24

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-3, including a Prospectus, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with a delayed or continuous offering of 26,887,693 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights;

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of May,1996.


                                       /s/ DOUGLAS J. BOURNE
                                           Douglas J. Bourne

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-3, including a Prospectus, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with a delayed or continuous offering of 26,887,693 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights;

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22 day of May,1996.


                                       /s/ DELO H. CASPARY
                                           Delo H. Caspary

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-3, including a Prospectus, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with a delayed or continuous offering of 26,887,693 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights;

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of May,1996.


                                       /s/ CHARLES E. CHILDERS
                                           Charles E. Childers

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-3, including a Prospectus, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with a delayed or continuous offering of 26,887,693 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights;

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of May,1996.


                                       /s/ JACK R. CROSBY
                                           Jack R. Crosby

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-3, including a Prospectus, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with a delayed or continuous offering of 26,887,693 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer of the Company, does hereby appoint Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21 day of May,1996.


                                       /s/ KARL E. ELERS
                                           Karl E. Elers

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-3, including a Prospectus, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with a delayed or continuous offering of 26,887,693 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights;

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of May,1996.


                                       /s/ RODNEY L. GRAY
                                           Rodney L. Gray

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-3, including a Prospectus, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with a delayed or continuous offering of 26,887,693 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights;

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20thay of May,1996.


                                       /s/ TED H. PATE
                                           Ted H. Pate

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-3, including a Prospectus, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with a delayed or continuous offering of 26,887,693 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer Company, does hereby appoint Karl E. Elers and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 23 day of May,1996.


                                       /s/ KENNETH R. WERNEBURG
                                           Kenneth R. Werneburg

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-3, including a Prospectus, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with a delayed or continuous offering of 26,887,693 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights;

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 24 day of May,1996.


                                       /s/ WILLIAM A. WISE
                                           William A. Wise